UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: July 31, 2019

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Cannabis Growth Fund

(Investor Class: CANNX)

(Institutional Class: CANIX)

SEMI-ANNUAL REPORT

July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 446-1179 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (800) 446-1179 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust II’s Funds you hold directly or through your financial intermediary, as applicable.

Cannabis Growth Fund

A series of Investment Managers Series Trust II

Table of Contents

Letter to Shareholders	1
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Supplemental Information	18
Expense Example	20

This report and the financial statements contained herein are provided for the general information of the shareholders of the Cannabis Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.cannabisgrowthfunds.com

A letter from Korey Bauer, Chief Investment Officer of Foothill Capital Management, LLC and lead portfolio manager of the Cannabis Growth Fund.

Fellow Shareholders,

I want to personally thank all our shareholders for your investment in the Cannabis Growth Fund. This is a very exciting time to be an investor in a growing and emerging new sector that has been in prohibition for 80+ years. The global opportunity in the cannabis industry is still in its infancy as new countries begin to allow medical cannabis usage and eventually move towards a full recreational cannabis market.

Legalization in the United States:

First, regarding the regulatory environment in the United States, cannabis remains a Schedule I controlled substance by the Drug Enforcement Agency (DEA). 33 States have legalized medical-use cannabis by ballot measures or legislative process¹. In a recent Gallup poll of more than 1,000 adults conducted in May 2019, 86% of supporters cite the drug’s benefits as “very important” to legalize medicinal cannabis². In addition, the cannabis market has provided over 210,000 full time jobs in states with a legal cannabis industry³.

The reintroduction of the Strengthening the Tenth Amendment through Entrusting States (STATES) Act in the U.S. is trying to preserve state-legal cannabis operations from Federal prosecution. The other major piece of legislation we think may pass in the next 12 to 24 months is the Secure and Fair Enforcement (SAFE) Banking Act. The SAFE Banking Act will enable financial institutions to serve state-authorized cannabis businesses without fear of federal interference.

Cannabis has medicinal properties that are currently treating many different ailments. We think the cannabis market may be severely disruptive to many different segments in the overall economy such as alcohol, tobacco, pharmaceutical, beauty, health/wellness, food, industrial uses, and finally pets.

If we look at the long-run performance of the alcohol sector for example in the United Kingdom, the alcohol sector outperformed all other sectors over the last 100+ years. In our view, one could look to the past to analyze human behavior from a comparable vice sector. In addition, we believe cannabis is so much more than just a vice product.

Fund Performance:

Risk assets globally in the fourth quarter of last year performed poorly as many headlines were putting pressure on global risk. The Federal Reserve made a policy error by not conveying to financial markets a dovish tone in the fourth quarter along with trade war headlines and slower economic growth. Once the S&P 500 tanked nearly 20% at the end of 2018, the Federal Reserve walked back their comments and have leaned on the side of a more dovish tone to support financial markets.

The Cannabis World Index⁴ opened the year very strong as investors piled into the sector. The Index surged over 55% in the first quarter of this year. Cannabis stocks have been under pressure since mid-March falling over 20% from those highs as many of the Canadian Licensed Producers (LPs) had disappointing results on weaker than expected revenues and a slower rollout. Analyst estimates were far too aggressive and as of the last few months we have seen revisions that are starting to look more realistic from our point of view.

As of July 31, 2019, the Fund held 32 stocks in total and will have anywhere from 25-40 holdings at any given time depending on market conditions. The Fund lost 19.20% since inception on February 22, 2019 relative to the Cannabis World Index which was down 17.66% during the same period. The Fund has used a combination of call and put option strategies since inception to add value for our shareholders as the sector continues to be extremely volatile. We think large price swings are going to continue, but as time goes on, we believe the sector will trade more in-line with consumer staples or the healthcare sector and act as a defensive play. With the overall sector down, the Fund maintained a portion of its assets in cash which continues to be deployed as the sector weakens.

Some of the most common questions we receive are about the cost of cannabis. While this could be a major risk to the pure growers as prices come down on oversupply fears, this is a positive outcome for companies who have solid brands. This will lead to lower input costs and likely an increase in margins. Pricing is also an issue at this point not only in Canada, but in the U.S as well. The illicit market is undercutting the pricing of cannabis quite significantly relative to the legal market. The other major issue we are seeing is the access to cannabis retail stores. Currently, we are still seeing a major build out across North America to match the potential size and scale of the overall cannabis market. We think stores play a major role to the success of the overall cannabis market. Colorado has 9.9 physical stores per 100,000 people comparing that to Canada which has 1 store per 100,000⁵. As you can see, Canada lacks access and we think sales will continue to surprise to the upside as more stores open.

We continue to believe the long-term potential is fully intact for cannabis companies to benefit from a global cannabis boom. There are risks to the outlook that could be a headwind for the overall sector. Regulation being the most important factor could hurt many of these companies if the U.S. Food and Drug Administration or other government bodies put the clamps on the overall industry and push more regulation which in turn could hurt profits. Another risk is that companies are overestimating future supply. In addition, biosynthesis may be another major issue for many companies as cannabinoids are manufactured from yeast instead of extracted for the cannabis flower. We continue to believe no matter how disruptive biosynthesis becomes, there will always be a place for the flower.

Lastly, I would also like to point out one area of the cannabis space where we see a major opportunity. The extraction space is one area we think will have favorable tailwinds leading up to the cannabis 2.0 rollout in Canada. Cannabis 2.0 is when Canada will legally be allowed to start selling edibles, beverages, topicals and extracts. The cannabis flower has unique oils and terpenes that will need to be extracted so companies can infuse their upcoming product lineup. The majority of the major LP’s don’t have the capacity to extract all the cannabis they’re growing, and they will need to outsource to third parties which is why we think the market is underestimating this sector of the cannabis market.

Thank you again for your investment in the Cannabis Growth Fund and your support as we navigate the new and exciting world of cannabis.

Sincerely,

Korey Bauer

CIO and Portfolio Manager

The views in this letter are those of the Fund’s advisor as of July 31, 2019 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

OF SPECIAL NOTE:

Statements, estimates and forecasts are subject to significant legal, business, economic, and competitive uncertainties, including competition, limited access to bank services, litigation, enforcement actions, and the receipt of government authorizations. This includes differences in, among other things, laws, regulations and guidelines relating to the manufacture, transportation, and storage of cannabis, and the conduct of operations, which vary among the U.S. federal government, various states, and foreign jurisdictions. There can no assurance that such estimates and/or forecasts will be realized, and these are not indicative of future investment performance. Historical data is not indicative of future performance.

Investing involves risk, including possible loss of principal. The cannabis industry is subject to rapidly evolving laws, rules and regulations, and increasing competition which may cause such companies to change business model, shrink or suddenly close. These may limit access to banks and create significant burdens on company resources due to litigation, enforcement actions, receipt of necessary permits and authorizations to engage in medical cannabis research or to otherwise cultivate, possess or distribute cannabis. Possession and use of cannabis is illegal under federal and certain states’ laws, which may negatively impact the value of Fund investments. Where legalized by states, cannabis possession and use remain a violation of federal law. The companies in which the Fund invests are subject to various laws and regulations relating to the manufacture, management, transportation, storage and disposal of cannabis, including health and safety, conduct of operations, and environmental protection. Even if a company’s operations are permitted under current law, they may not be permitted in the future, and a company may not be able to continue operations in its current location. Controlled substance legislation differs significantly between countries and may limit a company’s ability to sell products.

Foreign investing involves social and political instability, market illiquidity, exchange-rate fluctuation, high volatility and limited regulation risks. Emerging markets involve different and greater risks, as they are smaller, less liquid and more volatile than more developed countries. Investments made in small, mid-capitalization and micro-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Fund investments will be concentrated in an industry or group of industries, and the value of Fund shares may rise and fall more than more diversified funds. Purchasing and writing put and call options entails greater than ordinary investment risks. Options ownership involves the payment of premiums, which may negatively impact Fund performance. Please see the prospectus for details of these and other risks.

[1]	businessinsider.com “Illinois just became the first state to legalize marijuana sales through the legislature — here are all the states where marijuana is legal” June 25, 2019

[2]	marketwatch.com “The No. 1 reason adults support legalizing marijuana (it’s not to get high)” June 29, 2019

[3]	laprogressive.com “Cannabis Startups Generate More Jobs in Los Angeles” July 25, 2019

[4]	The Cannabis World Index measures the performance of exchange traded equity securities of companies that are engaged exclusively in legal cannabis activities under applicable national and local laws, including U.S. federal and state laws. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged.

[5]	theglobeandmail.com “Canada ‘needs more’ cannabis stores. These charts prove it” May 13, 2019

Cannabis Growth Fund

SCHEDULE OF INVESTMENTS

As of July 31, 2019 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 90.3%
	AGRICULTURAL CHEMICALS — 0.9%
120	Scotts Miracle-Gro Co.	$13,462

	AGRICULTURAL PRODUCER — 1.2%
1,500	Village Farms International, Inc.*	17,055

	BIOTECHNOLOGY — 16.6%
700	Arena Pharmaceuticals, Inc.*	43,876
2,000	Cara Therapeutics, Inc.*	47,880
7,000	Cardiol Therapeutics, Inc. - Class A*	25,246
3,000	Corbus Pharmaceuticals Holdings, Inc.*	18,000
625	GW Pharmaceuticals PLC - ADR*	101,438
		236,440
	CONSUMER PRODUCTS — 1.2%
2,000	Greenlane Holdings, Inc. - Class A*	16,860

	EXTRACTION — 5.7%
10,000	MediPharm Labs Corp.*	41,597
14,000	Valens Groworks Corp.*	39,036
		80,633
	INVESTING & FINANCE — 4.1%
28,000	Canopy Rivers, Inc.*	58,342

	PHARMACEUTICAL — 55.3%
14,000	48North Cannabis Corp.*	8,698
12,000	Aleafia Health, Inc.*	9,456
9,000	Aphria, Inc.*	48,420
15,500	Aurora Cannabis, Inc.*	96,875
500	Avicanna, Inc.*	1,860
3,100	Canopy Growth Corp.*	101,184
4,200	Charlottes Web Holdings, Inc.*	73,861
7,000	Cronos Group, Inc.*	96,670
7,500	Flowr Corp.*	27,902
20,000	Green Organic Dutchman Holdings Ltd.*	45,765
12,500	HEXO Corp.*	53,250
15,000	Khiron Life Sciences Corp.*	22,731
12,100	Organigram Holdings, Inc.*	72,479
6,500	PharmaCielo Ltd.*	21,030
29,000	Supreme Cannabis Co., Inc.*	29,883
1,550	Tilray, Inc.*	63,271
1,500	Zynerba Pharmaceuticals, Inc.*	15,885
		789,220

Cannabis Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019 (Unaudited)

Number of Shares		Value
	COMMON STOCKS (Continued)
	REIT — 1.5%
200	Innovative Industrial Properties, Inc. - REIT	$21,134

	RETAIL — 3.5%
50,000	Fire & Flower Holdings Corp.*	50,386

	SOFTWARE — 0.3%
400	Akerna Corp.*	4,324
	TOTAL COMMON STOCKS
	(Cost $1,523,192)	1,287,856

	SHORT-TERM INVESTMENTS — 4.6%
65,133	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 2.17%[1]	65,133
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $65,133)	65,133

	TOTAL INVESTMENTS — 94.9%
	(Cost $1,588,325)	1,352,989
	Other Assets in Excess of Liabilities — 5.1%	73,075
	TOTAL NET ASSETS — 100.0%	$1,426,064

ADR – American Depository Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Cannabis Growth Fund

SUMMARY OF INVESTMENTS

As of July 31, 2019 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Pharmaceutical	55.3%
Biotechnology	16.6%
Extraction	5.7%
Investing & Finance	4.1%
Retail	3.5%
REIT	1.5%
Agricultural Producer	1.2%
Consumer Products	1.2%
Agricultural Chemicals	0.9%
Software	0.3%
Total Common Stocks	90.3%
Short-Term Investments	4.6%
Total Investments	94.9%
Other Assets in Excess of Liabilities	5.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Cannabis Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

As of July 31, 2019 (Unaudited)

Assets:
Investments, at value (cost $1,588,325)	$1,352,989
Fund shares sold	6,500
Due from Advisor	28,330
Dividends and interest	192
Prepaid expenses	40,636
Prepaid offering costs	68,543
Total assets	1,497,190

Liabilities:
Foreign currency due to custodian, at value (proceeds $20,916)	20,843
Payables:
Investment securities purchased	29,763
Shareholder Servicing fees - (Note 7)	2
Distribution fees (Note 8)	96
Fund Admin & Acctg fees	4,557
Custody fees	2,317
Transfer agent fees and expenses	1,511
Auditing fees	6,932
Deferred trustees' compensation	1,720
Chief Compliance Officer fees	1,410
Trustees' fees and expenses	378
Legal fees	209
Offering Costs - Advisor	818
Accrued other expenses	570
Total liabilities	71,126

Net Assets	$1,426,064

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,725,762
Total accumulated deficit	(299,698)
Net Assets	$1,426,064

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$486,695
Shares of beneficial interest issued and outstanding	60,214
Redemption price	$8.08

Institutional Class Shares:
Net assets applicable to shares outstanding	$939,369
Shares of beneficial interest issued and outstanding	116,187
Redemption price	$8.08

See accompanying Notes to Financial Statements.

Cannabis Growth Fund

STATEMENT OF OPERATIONS

For the Period February 22, 2019* through July 31, 2019 (Unaudited)

Investment Income:
Dividends	$66
Interest	2,586
Total investment income	2,652

Expenses:
Offering costs	49,500
Transfer agent fees and expenses	16,123
Fund Admin & Acctg fees	16,047
Registration fees	14,482
Legal fees	10,344
Auditing fees	6,932
Chief Compliance Officer fees	5,772
Shareholder reporting fees	5,252
Miscellaneous	5,161
Advisory fees	4,856
Trustees' fees and expenses	3,921
Custody fees	3,374
Insurance fees	1,307
Distribution fees (Note 8)	974
Shareholder Servicing fees - (Note 7)	3

Total expenses	144,048
Advisory fees waived	(4,856)
Other expenses absorbed	(131,933)
Net expenses	7,259
Net investment loss	(4,607)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(69,086)
Purchased options contracts	9,511
Foreign currency transactions	(308)
Net realized loss	(59,883)
Net change in unrealized appreciation/depreciation on:
Investments	(235,336)
Foreign currency translations	128
Net change in unrealized appreciation/depreciation	(235,208)
Net realized and unrealized loss	(295,091)

Net Decrease in Net Assets from Operations	$(299,698)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Cannabis Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period February 22, 2019* through July 31, 2019 (Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(4,607)
Net realized loss on investments and foreign currency	(59,883)
Net change in unrealized appreciation/depreciation on investments
and foreign currency	(235,208)
Net decrease in net assets resulting from operations	(299,698)

Distributions to Shareholders:
Distributions:
Investor Class	-
Institutional Class	-
Total distributions to shareholders	-

Capital Transactions:
Net proceeds from shares sold:
Investor Class	1,695,592
Institutional Class	1,118,224
Reinvestment of distributions:
Investor Class	-
Institutional Class	-
Cost of shares redeemed:
Investor Class[1]	(1,082,623)
Institutional Class[2]	(5,431)
Net increase in net assets from capital transactions	1,725,762

Total increase in net assets	1,426,064

Net Assets:
Beginning of period	-
End of period	$1,426,064

Capital Share Transactions:
Shares sold:
Investor Class	172,667
Institutional Class	116,807
Shares reinvested:
Investor Class	-
Institutional Class	-
Shares redeemed:
Investor Class	(112,453)
Institutional Class	(620)
Net increase from capital share transactions	176,401

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $32.
[2]	Net of redemption fee proceeds of $55.

See accompanying Notes to Financial Statements.

Cannabis Growth Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period February 22, 2019* through July 31, 2019 (Unaudited)
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.04)
Net realized and unrealized loss	(1.88)
Total from investment operations	(1.92)

Less Distributions:
From net investment income	-
From net realized gain	-
Total distributions	-

Net asset value, end of period	$8.08

Total return[2]	(19.20)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$487

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	18.21%[4]
After fees waived and expenses absorbed	1.35%[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(17.89)%[4]
After fees waived and expenses absorbed	(1.03)%[4]

Portfolio turnover rate	23%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Cannabis Growth Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period May 24, 2019* through July 31, 2019 (Unaudited)
Net asset value, beginning of period	$9.66
Income from Investment Operations:
Net investment loss[1]	(0.01)
Net realized and unrealized loss	(1.57)
Total from investment operations	(1.58)

Less Distributions:
From net investment income	-
From net realized gain	-
Total distributions	-

Net asset value, end of period	$8.08

Total return[2]	(16.40)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$939

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	40.17%[4]
After fees waived and expenses absorbed	1.10%[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(39.40)%[4]
After fees waived and expenses absorbed	(0.33)%[4]

Portfolio turnover rate	23%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2019 (Unaudited)

Note 1 – Organization

The Cannabis Growth Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on February 22, 2019, with Investor Class. Institutional Class commenced investment operations at a later date, May 24, 2019.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019 (Unaudited)

The Fund incurred offering costs of approximately $118,043, which are being amortized over a one-year period from February 22, 2019 (commencement of operations).

(c) Options

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Foothill Capital Management, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85% of the Fund’s average daily net assets.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.35% and 1.10% of the average daily net assets of Investor Class shares and Institutional Class shares of the Fund, respectively. This agreement is in effect until May 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the period February 22, 2019 (commencement of operations) through July 31, 2019, the Advisor waived its advisory fees and absorbed other expenses totaling $136,789. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At July 31, 2019, the amount of these potentially recoverable expenses was $136,789. The Advisor may recapture all or a portion of this amount no later than January 31, 2022.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s fees incurred for fund accounting, fund administration, transfer agency and custody services for the period February 22, 2019 (commencement of operations) through July 31, 2019, are reported on the Statement of Operations.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019 (Unaudited)

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the period February 22, 2019 (commencement of operations) through July 31, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period February 22, 2019 (commencement of operations) through July 31, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At July 31, 2019, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$1,593,221
Gross unrealized appreciation	$54,980
Gross unrealized depreciation	(295,212)
Net unrealized depreciation on investments	$(240,232)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Note 5 – Redemption Fee

The Fund imposes a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the period February 22, 2019 (commencement of operations) through July 31, 2019, the Fund received $87.

Note 6 - Investment Transactions

For the period February 22, 2019 (commencement of operations) through July 31, 2019, purchases and sales of investments, excluding short-term investments were $1,813,232 and $220,954, respectively.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019 (Unaudited)

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets attributable to both Investor and Institutional Class shares to shareholder servicing agents who provide administrative and support services to their customers.

For the period February 22, 2019 (commencement of operations) through July 31, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. For Investor Class shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

For the period February 22, 2019 (commencement of operations) through July 31, 2019, distribution fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019 (Unaudited)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of July 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stock[1]	$1,287,856	$-	$-	$1,287,856
Short-Term Investments	65,133	-	-	65,133
Total Investments	$1,352,989	$-	$-	$1,352,989

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or 3 securities at period end.

Note 11 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019 (Unaudited)

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Cannabis Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on October 17, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and Foothill Capital Management, LLC (the “Investment Advisor”) with respect to the Cannabis Growth Fund series of the Trust (the “Fund”), for an initial two-year term. In approving the Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of the Investment Advisor’s overall relationship with the Fund; and a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) comparing the proposed advisory fee and estimated total expenses of the Fund with those of a group of comparable funds selected by Broadridge (the “Peer Group”) from Morningstar, Inc.’s Miscellaneous Sector fund universe (the “Fund Universe”). The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered the services to be provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the Fund. In addition, the Board considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Trustees observed that the Investment Advisor is a newly-formed advisor and it does not currently manage any other registered investment companies or accounts with a similar investment objective to the Fund. However, the Trustees noted that the portfolio manager for the Fund has experience managing mutual funds and currently serves as a portfolio manager to another series of the Trust.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Cannabis Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio

The Board reviewed information regarding the Fund’s proposed advisory fee and estimated total expenses. The meeting materials indicated that the advisory fee proposed to be paid by the Fund (gross of fee waivers) was lower than the Peer Group median, but higher than the Fund Universe median by 0.05%. The Trustees noted that the Investment Advisor did not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Board observed that the Fund’s estimated annual total expenses (net of fee waivers) were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale

The Board also reviewed the estimated profitability to the Investment Advisor of its relationship with the Fund in the Fund’s first year of operations, taking into account estimated assets of $15 million. The Board noted that the Investment Advisor anticipated waiving its entire advisory fee in addition to subsidizing certain of the Fund’s operating expenses and did not anticipate it would realize a profit with respect to the Fund in the first year. The Board also noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund, other than the receipt of its advisory fee, would include any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although the Advisory Agreement does not provide for any advisory fee breakpoints, the Fund’s asset level would likely be too low to achieve significant economies of scale during the initial startup period, and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the Advisory Agreement.

Cannabis Growth Fund

EXPENSE EXAMPLE

For the Periods Ended July 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance Investor Class example is based on an investment of $1,000 invested at the beginning of the period and held for the entire since inception period from February 22, 2019 (commencement of operations) to July 31, 2019.

The Actual Performance Institutional Class example is based on an investment of $1,000 invested at the beginning of the period and held for the entire since inception period from May 24, 2019 (commencement of operations) to July 31, 2019.

The Hypothetical (5% annual return before expenses) examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from February 1, 2019 to July 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Cannabis Growth Fund

EXPENSE EXAMPLE - Continued

For the Periods Ended July 31, 2019 (Unaudited)

Investor Class	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Actual Performance**	2/22/19*	7/31/19	2/22/19* – 7/31/19
	$ 1,000.00	$ 808.00	$ 5.35
Hypothetical (5% annual return before expenses)^	2/1/19	7/31/19	2/1/19 – 7/31/19
	$ 1,000.00	$ 1,018.10	$ 6.76

*	Commencement of operations.
**	Expenses are equal to the Fund’s annualized expense ratio of 1.35% multiplied by the average account value over the period, multiplied by 160/365 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
^	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Institutional Class	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Actual Performance**	5/24/19*	7/31/19	5/24/19* – 7/31/19
	$ 1,000.00	$ 836.00	$ 1.91
Hypothetical (5% annual return before expenses)^	2/1/19	7/31/19	2/1/19 – 7/31/19
	$ 1,000.00	$ 1,019.34	$ 5.51

*	Commencement of operations.
**	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 69/365 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
^	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Cannabis Growth Fund

A series of Investment Managers Series Trust II

Investment Advisor

Foothill Capital Management, LLC

740 River Road, Suite 208
Fair Haven, New Jersey 07704

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Cannabis Growth Fund – Investor Class	CANNX	46141T 570
Cannabis Growth Fund – Institutional Class	CANIX	46141T 547

Privacy Principles of the Cannabis Growth Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Cannabis Growth Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 446-1179 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 446-1179 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (800) 446-1179. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 446-1179.

Cannabis Growth Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (800) 446-1179

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	10/09/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	10/09/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	10/09/2019